CALVERT EMERGING MARKETS FOCUSED GROWTH FUND

Supplement to Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2025 as may be supplemented and/or revised from time to time

The following changes are effective immediately:

1. The following replaces “Portfolio Manager” under “Management” in “Fund Summary” in the Fund’s Summary Prospectus and Statutory Prospectus:

Portfolio Manager

Amay Hattangadi, CFA, Managing Director of MSIM Company, has managed the Fund since February 2026.

2. The following replaces the sixth paragraph under “Management.” in “Management and Organization” in the Fund’s Statutory Prospectus:

The portfolio manager of the Fund is Amay Hattangadi, CFA (since February 2026). Mr. Hattangadi is a Managing Director of MSIM Company and has been associated with MSIM Company or its affiliates in an investment management capacity since 1997. He currently manages other funds.

3. The following tables replace the tables under “Portfolio Manager.” in “Investment Advisory and Administrative Services” in the Fund’s SAI:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Amay Hattangadi, CFA(1)
Registered Investment Companies(2)	11	$ 2,202.0	0	$ 0
Other Pooled Investment Vehicles	3	$ 399.6	0	$ 0
Other Accounts	11	$ 8,023.8	1	$ 21.0

(1)   As of November 30, 2025.

(2)   Includes the Fund.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
Amay Hattangadi, CFA(1)	None	None

(1)   As of November 30, 2025.

February 11, 2026	48666-00 2.11.26